UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2022

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2022, following the Annual Meeting of Shareholders (“Meeting”) of Simmons First National Corporation (“Corporation”), the Corporation’s board of directors (“Board”) approved an increase in the size of the Board from sixteen (16) to seventeen (17) directors and elected Dean Bass to the Board, effective April 27, 2022, to fill the vacancy created by the increase. On April 27, 2022, the Board also appointed Mr. Bass to the Board’s risk committee, which appointment was also effective April 27, 2022. In addition to his Board service, Mr. Bass was elected as a member of the board of directors of the Corporation’s wholly owned subsidiary bank, Simmons Bank, and certain of its committees.

Mr. Bass is the former chairman and chief executive officer of Spirit of Texas Bancshares, Inc. (as well as its wholly owned subsidiary bank, Spirit of Texas Bank SSB), which merged with and into the Corporation effective April 8, 2022, with the Corporation as the surviving entity (such transaction referred to herein as the “Merger”). Mr. Bass’s expected election to the Board was contemplated, and previously announced, in connection with the Merger. There is no other arrangement or understanding between Mr. Bass and any other person pursuant to which Mr. Bass was elected to the Board. Mr. Bass is not a party to any transactions with the Corporation required to be disclosed pursuant to Item 404(a) of Regulation S-K. In connection with his Board and committee service, Mr. Bass will receive the compensation that the Corporation pays to each of its non-employee directors during 2022, which for Mr. Bass will be prorated as follows to reflect the actual time he serves on the Board and its committees, or on the board of directors of Simmons Bank and its committees: an equity retainer for Board service of $60,000, a cash retainer for risk committee service of $7,500, and cash retainers in the aggregate amount of $52,500 for service on board of directors and board committees of Simmons Bank.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 27, 2022, the Corporation held its Meeting at the Corporation’s corporate offices in Little Rock, Arkansas. At the Meeting, the following matters were submitted to the Corporation’s security holders for consideration: (1) ratification of the action of the Board fixing the number of directors at sixteen; (2) election of sixteen directors; (3) adoption of a non-binding resolution approving the compensation of the named executive officers of the Corporation; (4) ratification of the Audit Committee’s selection of the accounting firm BKD, LLP as independent auditors of the Corporation and its subsidiaries for the year ending December 31, 2022; (5) amendment of the Corporation’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Corporation’s Class A Common Stock from 175,000,000 to 350,000,000; (6) amendment of the Corporation’s Amended and Restated Articles of Incorporation to remove the limit on the aggregate liquidation preference of the preferred stock of the Corporation; and (7) amendment of the Corporation’s Amended and Restated Articles of Incorporation to revise outdated information by (a) removing Article EIGHTEENTH and Exhibit 1 (which relate to the Corporation’s Series D Preferred Stock, which has been fully redeemed) and (b) revising the definition of “Continuing Directors” to improve clarity and readability.

At the Meeting, all sixteen directors were elected by proxies solicited pursuant to Section 14 of the Securities Exchange Act of 1934, without any solicitation in opposition thereto. The following table summarizes the required analysis of the voting by security holders at the Meeting:

Voting of Shares

Action	For	Against	Abstain	Broker Non-Votes
Fix the number of directors at sixteen	79,625,396	1,536,658	168,278	13,907,189

Election of Directors	For	Against	Abstain	Broker Non-Votes
Jay D. Burchfield	80,382,092	745,475	202,765	13,907,189
Marty D. Casteel	80,215,969	904,730	209,632	13,907,189
William E. Clark, II	80,142,787	860,871	326,673	13,907,189
Steven A. Cosse	73,481,753	7,633,973	212,942	13,907,189
Mark C. Doramus	75,554,402	5,566,103	209,826	13,907,189
Edward Drilling	79,903,859	1,221,754	204,718	13,907,189
Eugene Hunt	79,881,603	1,229,619	219,110	13,907,189
Jerry Hunter	79,721,837	1,402,878	205,617	13,907,189
Susan Lanigan	79,591,646	1,539,373	199,313	13,907,189
George A. Makris, Jr.	79,426,931	1,691,340	212,060	13,907,189
W. Scott McGeorge	79,809,765	1,314,912	205,655	13,907,189
Tom E. Purvis	80,793,818	314,680	221,833	13,907,189
Robert L. Shoptaw	78,376,862	2,177,915	775,555	13,907,189
Julie Stackhouse	80,643,781	540,781	145,770	13,907,189
Russell Teubner	80,870,509	296,621	163,201	13,907,189
Mindy West	79,757,652	1,427,147	145,532	13,907,189

Action	For	Against	Abstain	Broker Non-Votes
Adoption of a non-binding resolution approving the compensation of the named executive officers	55,830,821	19,450,749	6,048,761	13,907,189

Action	For	Against	Abstain	Broker Non-Votes
Ratification of the Audit Committee’s selection of BKD, LLP as independent auditors of the Corporation and its subsidiaries for the year ending December 31, 2022	93,226,357	1,825,227	185,936	0

Action	For	Against	Abstain	Broker Non-Votes
Increase in the Number of Authorized Shares of the Corporation’s Class A Common Stock from 175,000,000 to 350,000,000	79,478,015	1,540,205	312,112	13,907,189
Action	For	Against	Abstain	Broker Non-Votes
Removal of the Limit on the Aggregate Liquidation Preference of the Corporation’s Preferred Stock	80,038,737	1,021,239	270,355	13,907,189
Action	For	Against	Abstain	Broker Non-Votes
Revision of Outdated Information in the Corporation’s Amended and Restated Articles of Incorporation	80,998,990	155,612	175,730	13,907,189

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ James M. Brogdon
Date: May 2, 2022	James M. Brogdon, Executive Vice President, Chief Financial Officer, and Treasurer